                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

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                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 31, 2005

                     Electro Rent Corporation
        (Exact Name of Registrant as Specified in Charter)

      California              0-9061             95-2412961
    (State or Other      (Commission File       (IRS Employer
    Jurisdiction of          Number)         Identification No.)
    Incorporation)

6060 Sepulveda Boulevard Van Nuys, CA          91411-2501
(Address of Principal Executive                (Zip Code)
           Offices)

Registrant's telephone number, including area code: (818) 787-2100

     Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2 below):

  [ ] Written communications pursuant to Rule 425 under the
  Securities Act (17 CFR 230.425)

  [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
  Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b)
  under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c)
  under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.     Entry into a Material Definitive Agreement.

     The Company has entered into written employment agreements with three executive officers: Steven Markheim, Gary B. Phillips, and Craig R. Jones.  Each agreement provides that the officer will continue in his current position with his current compensation.
The employment of the officers continues to be "at will", subject to specified severance upon a termination without cause.

Item 9.01.  Financial Statements and Exhibits.

  (c)  Exhibits.

  10.1 Employment Agreement for Steven Markheim dated October 31, 2005.

  10.2 Employment Agreement for Gary B. Phillips dated October 31, 2005.

  10.3 Employment Agreement for Craig R. Jones dated October 31, 2005.

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                            SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Electro Rent Corporation

Date:  October 31, 2005        By:  /s/ Craig R. Jones
                                    Craig R. Jones
                                    Vice President and Chief
                                    Financial Officer